UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011 (May 25, 2011)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

a)	On May 25, 2011, SeaCube Container Leasing Ltd. (the “Company”) held its Annual General Meeting of Shareholders (“AGM”).

b)
As indicated below, the shareholders elected all of the Company’s nominees for director; ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year 2011; approved the advisory vote on executive compensation; and approved holding future advisory votes on executive compensation every three years.

1)	Election of Directors.

	FOR	WITHHELD	BROKER NON- VOTES
Douglas A. Hacker	15,133,744	2,608,493	1,417,038
Joseph Kwok	15,290,598	2,451,639	1,417,038

2)	Ratification of Appointment of Ernst & Young LLP.

FOR	AGAINST	ABSTAIN
19,088,773	63,716	6,786

3)	Advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
17,390,881	16,196	335,160	1,417,038

4)	Advisory vote on the frequency of future advisory votes on executive compensation.

EVERY 3 YEARS	EVERY 2 YEARS	EVERY 1 YEAR	ABSTAIN	BROKER NON- VOTES
12,612,137	7,841	4,805,304	316,955	1,417,038

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: May 25, 2011